                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              VERDANT BRANDS, INC.
                (Name of Registrant as Specified in its Charter)

                  ____________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:
  --------------------------------------------------------------------
  2) Aggregate number of securities to which transaction applies:
  --------------------------------------------------------------------

  3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  ---------------------------------------------------
  4)Proposed maximum aggregate value of transaction:
  ---------------------------------------------------

  5)Total fee paid:
  ---------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
                             -------------------------------------------------

  2) Form, Schedule or Registration Statement No.:
                                                   ---------------------------
  3) Filing Party:
                   -----------------------------------------------------------

  4) Date Filed:
                 -------------------------------------------------------------

                           [Logo of Verdant Brands]



                                  April 16, 1999



Dear Shareholder:

You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Verdant Brands, Inc. on Tuesday, May 25, 1999 at 3:30 P.M. local time at the offices of Verdant Brands at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431.

The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be acted upon at the meeting. The Annual Report for the year ended December 31, 1998 is also enclosed.

Your vote is important. Please vote your shares using the procedures described in the Proxy Statement whether or not you plan to attend the meeting.



                                  Sincerely,

                                  /s/ Stanley Goldberg

                                  STANLEY GOLDBERG
                                  Chairman and Chief Executive Officer

                            NOTICE OF ANNUAL MEETING

                                 --------------


     The Annual Meeting of Shareholders of Verdant Brands, Inc. will be held on Tuesday, May 25, 1999 at 3:30 P.M. local time at the offices of Verdant Brands at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 to take action on the following matters:


     1.   To elect nine directors for a one year term.

     2. To consider and vote upon the ratification of the selection of independent accountants to audit the Company's consolidated financial statements for 1999.

     3. To consider and vote upon increasing the number of shares of Common Stock available for issuance under the Company's 1996 Employee Incentive Stock Option Plan by 750,000.

     4 To transact such other business as may properly come before the meeting or any adjournment thereof. The company knows of no other business to be brought before the meeting.


     Shareholders of record at the close of business on March 26, 1999 are entitled to receive this notice and to vote their shares at the Annual Meeting.



                                  By Order of the Board of Directors,


                                  /s/ Mark G. Eisenschenk

                                  MARK G. EISENSCHENK
                                  Secretary

                                  Dated: April 16, 1999



                       YOU ARE URGED TO DATE AND SIGN THE
 ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE REGARDLESS
               OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                PROXY STATEMENT

                                 --------------

GENERAL INFORMATION

     The Board of Directors of Verdant Brands, Inc. ("Verdant" or the "Company") is soliciting your proxy for use at the Annual Meeting of Shareholders to be held on May 25, 1999. These proxy materials are being mailed to Shareholders beginning on April 16, 1999. The Company's principal executive offices are located at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 and its main telephone number is (612) 703-3300.

WHO CAN VOTE

     Holders of record of Verdant's Common Stock at the close of business on March 26, 1999 are eligible to vote at the meeting. As of the close of business on that date, Verdant had 25,889,214 shares of Common Stock outstanding.

HOW TO VOTE

     In addition to voting in person at the meeting, Shareholders of record can vote by proxy by mailing their signed proxy cards. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

REVOCATION OF PROXIES

     A Shareholder of record may revoke the proxy at any time before the vote is taken at the meeting by sending written notice of the revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by voting in person at the meeting. All properly executed proxies not revoked will be voted at the meeting in accordance with their instructions. A proxy that is signed and returned by a Shareholder of record with no specification marked in the instruction boxes will be voted in accordance the recommendations of the Board of Directors as outlined in this Proxy Statement. If any other proposals are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies.

PROXY SOLICITATION

     Directors, officers and employees of Verdant may solicit proxies on behalf of the Company by communicating with Shareholders personally or by telephone, facsimile transmission or mail. All expenses in connection with the solicitation of proxies will be paid by the Company. Verdant will request banks and brokers to solicit proxies from their customers where appropriate and will reimburse them for reasonable out of pocket expenses.

QUORUM AND VOTING REQUIREMENTS

     Verdant's by-laws provide that a majority of the shares entitled to a vote, whether present in person or represented by proxy, constitutes a quorum at meetings of Shareholders. Abstentions and broker "non-votes" are counted for purposes of establishing a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Each of the matters to be voted on at the Annual Meeting shall be determined by the affirmative vote of the majority of the votes cast on the matter.

                                  PROPOSAL ONE
                                  ------------

                             ELECTION OF DIRECTORS

     The Board of Directors has set the number of directors to be elected for the upcoming year at nine and recommends the election of Messrs. Goldberg, Stofer, Fischer, Lovness, Pass, Yanni, Hetterick, Mayo and Oakey (the "Nominees") to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each Nominee is presently a director of the Company.

     Unless instructed not to vote for the election of directors, the proxies will vote to elect the Nominees. If any of the Nominees is not a candidate for election at the meeting, which is not presently anticipated, the proxy holders may vote for such other person or persons as they so choose. The term of office of each existing director extends until the next annual meeting and until their successors are duly elected and qualified.

     The following information is given as of December 31, 1998 and has been furnished to the Company by the respective individuals listed below.

                                                            Principal Occupation and
       Name and Age                                  Business Experience for Past Five Years                          Director Since
Stanley Goldberg             Chairman of the Board of Directors of the Company since 1997; Chief Executive Officer    September 1992
Age 52                       of the Company since 1993; President of the Company from 1992 to 1998.  Vice President and General Manager of Thomson, S.A., World Wide Audio Division, a defense and electronics company, from 1990 to 1992; General Manager of Thomson S.A., Audio
                             Americas Operations from 1988 to 1990; Manager of Product Development for General
                             Electric Company, a consumer and industrial products and defense company, from 1986 to
                             1988.  Director of Destron-Fearing Corporation and Medi-Ject Corporation.

Gordon F. Stofer +.*         President of Cherry Tree Investments, Inc. and Managing General Partner of Cherry Tree   December 1985
Age 51                       Ventures venture capital partnerships since 1980.  Chairman of the Board of Directors of the Company from 1986 to 1997.  Director of Coda Music Technology, Inc. and
                             Insignia Systems Incorporated.

Robert W. Fischer.*          President of R.W. Fischer & Company, Inc., a corporate development and investment          June 1981
Age 80                       banking services company, since 1979.  Director of Carleton Corporation.

Donald E. Lovness            Former Senior Scientist of the Company until his retirement in December 1988.              June 1965
Age 74

Franklin Pass, M.D.+         Chairman and Chief Executive Officer of Medi-Ject Corporation, a manufacturer of           June 1990
Age 62                       needle-free injection devices, since 1993; President of International Agricultural
                             Investments, Ltd., an agricultural and consulting partnership, from 1990 to 1993;
                             Chairman and Chief Executive Officer of Bioseeds International, Inc., an agricultural seed company, from 1987 to 1990. Director of Medi-Ject Corporation.

Richard Mayo                 President of Richard Mayo and Associates, a consulting firm specializing in the lawn         May 1997
Age 57                       and garden industry, since 1991; President of The Chas. H. Lilly Company, a marketer of consumer lawn and garden pesticides, fertilizers and seeds, from 1990 to 1991;





                             Executive Vice President and Chief Operating Officer of The Chas.
                             H. Lilly Companyfrom 1987 to 1990.

Frederick F. Yanni,          President and Chief Executive Officer of Health Services Medical                           June 1993
Jr.+.*                       Corporation of Central New York, Inc., a network health maintenance
Age 56                       organization, since 1976; President and Chief Executive Officer of
                             Health Services Association, a provider of ambulatory care, since 1972.



John F.  Hetterick           President and Chief Operating Officer of the Company,  effective                           June 1993
Age 53                       January 1, 1999. Independent consultant in the consumer
                             products industry, from 1997 to 1998;  President and Chief
                             Executive Officer of Rollerblade, Inc., a manufacturer of in-line skates, from 1992 to 1997; President  of Tonka International, a division of Tonka, Corporation, a toy manufacturer, from 1989 to 1991; Vice President--Marketing of Pepsi-Cola International,
                             a manufacturer and distributor of soft drinks, from 1986 to 1989.

Volker G. Oakey              Executive Vice President and Chief Technology Officer of the                            December 1998
Age 58                       Company, since December 1998;  President and Chief Executive
                             Officer of Consep, Inc. ( acquired by Verdant in December
                             1998), a developer, marketer and manufacturer of pest control products for the consumer and commercial markets, since 1988.

------------------------------------


+    Member of Audit Committee
 .    Member of Stock Option Committee
*    Member of Compensation Committee

       The Board of Directors recommends that you vote FOR each Nominee.
                                                       ---


Meetings of the Board of Directors and Certain Committees

     During the year ended December 31, 1998, the Board of Directors met nine times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and meetings of the committees on which they served. The Board of Directors and its committees also act from time to time by written consent in lieu of meetings.

     The Board of Directors of the Company has standing audit, compensation and stock option committees which have a current membership as indicated in the foregoing section. The Board of Directors has no standing nominating committee.

     The audit committee makes recommendations as to the selection of auditors and their compensation, and reviews with the auditors the scope of the annual audit, matters of internal control and procedure and the adequacy thereof, the audit results and reports and other general matters relating to the Company's accounts, records, controls and financial reporting. During 1998, the audit committee held one meeting.

     The compensation committee reviews and recommends to the Board of Directors the compensation guidelines for executive officers and other key personnel and the composition and levels of participation in incentive compensation plans (other than the Company's 1986 Employee Incentive Stock Option Plan and the Company's 1996 Incentive and Stock Option Plan), fringe benefits and retirement benefits for all employees. During 1998, the compensation committee held one meeting.

     The stock option committee's sole function is to administer the Company's 1986 Employee Incentive Stock Option Plan, the Company's 1996 Incentive and Stock Option Plan and the Company's Stock Option Plan for Non-Employee Directors. During 1998, the stock option committee held one meeting.

                               EXECUTIVE OFFICERS

Name                               Age                                                     Position

Stanley Goldberg                   52                                           Chairman, Chief Executive Officer and
                                                                                President

Mark G. Eisenschenk                41                                           Executive Vice President,
                                                                                Chief Financial Officer,
                                                                                Treasurer and Secretary

Volker G. Oakey                    58                                           Executive Vice President and Chief
 Technology Officer

Scott A. Glatstein                 39                                           Vice President and General Manager -
                                                                                Retail Products Division

Steven R. Hartmeier                40                                           Vice President and General Manager -
                                                                                Commercial Products Division

William J. DeMare                  54                                           Senior Vice President - Operations

     See the biographical information on Mr. Goldberg and Mr. Oakey under "Election of Directors."

     Mark G. Eisenschenk joined the Company in January 1994 as Chief Financial Officer, Vice President of Finance, Treasurer and Secretary. From 1991 to 1994, Mr. Eisenschenk was the Vice President and Chief Financial Officer of ECM Publishers, Inc. From 1986 to 1991, Mr. Eisenschenk was Director of Treasury, Taxation and Accounting at Sinclair and Valentine, formerly a unit of Allied-Signal, Inc.

     Scott A. Glatstein joined the Company in March 1998 as Vice President and General Manager - Retail Products Division. From 1990 to 1998, Mr. Glatstein served in several director and vice president level consumer products marketing positions with The Pillsbury Company. Prior to that he held various consumer marketing manager positions with General Mills, Inc. and ConAgra.

     Steven R. Hartmeier joined the Company in December 1998 in connection with the Company's acquisition of Consep, Inc. From 1992 through 1998, Mr. Hartmeier served in several director and vice president level commercial products marketing positions with Consep, Inc. Prior to that he served in various sales and marketing positions with Monsanto.

     William J. DeMare joined the Company in December 1997 in connection with the Company's acquisition of Southern Resources, Inc. From 1993 through 1997, Mr. DeMare served as President of SureCo, Inc., a wholly owned operating subsidiary of Southern Resources, Inc. Prior to that he served as President of Southern Mill Creek Company, a pesticide formulating company based in Tampa, Florida.


                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were complied with.


                           SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation awarded to or earned by the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers for the years ended December 31, 1998, 1997 and 1996.

                                                                                    Long-Term Compensation (1)
                                                                            ---------------------------------------
                                                                                      Awards             Payouts
                                                                             -----------------------  -----------
                                          Annual Compensation
                                         ---------------------------          Restricted   Securities   Long-Term   All Other
                                                                  Other Com-     Stock     Underlying   Incentive    Compen-
Name and                                   Salary       Bonus     pensation     Awards      Options       Payouts    sation
Principal Position           Year           ($)           ($)        ($)         ($)          ($)         (#)          ($)
---------------------------  ----------  -----------  ---------   -------  --------------  -----------  ----------   --------
Stanley Goldberg,            1998         200,000          --    17,890(2)          --             --    74,675(3)    73,343(3)
 Chairman and Chief          1997         187,500      25,000    20,380(2)          --        315,000    51,606(3)    50,587(3)
 Executive Officer           1996         178,500      20,000    13,192(2)          --             --        --           --

Mark G. Eisenschenk,         1998         125,000          --     5,046             --         50,000    16,822(3)    14,301(3)
 Executive Vice President    1997          90,938      15,000     5,474             --         50,000    11,594(3)     9,856(3)
 and Chief Financial Officer 1996          81,333       7,500     4,800             --             --        --           --

William J. DeMare,           1998         113,893          --     4,000             --             --        --           --
 Sr.Vice President           1997           7,471(4)       --        --             --             --        --           --
 - Operations

Scott A. Glatstein,          1998         112,981(5)   15,000     3,600             --        110,000        --           --
 Vice President and General
 Manager - Retail Products

David K. Vansant,            1998         101,484          --       800             --             --        --           --
 Executive Vice President -  1997           7,659(4)       --        --             --             --        --           --
 Corporate Development

----------------------------------------
 (1) Mr. Goldberg held 15,000 shares of restricted stock valued at $15,938 as of December 31, 1998.

 (2) Includes compensation of $6,608, $6,929 and $4,869 in 1998, 1997 and 1996,
     respectively, for automobile expense reimbursement. Includes compensation of $4,365, $6,318 and $1,166 in 1998, 1997 and 1996, respectively, relating
     to life insurance premiums paid for Mr. Goldberg.   Includes  $6,917,
     $7,133 and $7,157, in 1998, 1997 and 1996, respectively, for disability insurance premiums paid for Mr. Goldberg.

 (3) Includes accruals for long-term incentive payouts and related accruals for income tax reimbursements relating to Mr. Goldberg's and Mr. Eisenschenk's employment with the Company. See "-Employment Agreements and Other Agreements." No payouts were made to Mr. Goldberg in either 1998 or 1997. A payout of $32,175 was made to Mr. Eisenschenk in 1998.

 (4) Includes compensation beginning December 1, 1997, the effective date of Verdant's acquisition of Southern Resources, Inc.

 (5) Includes compensation beginning March 30, 1998, Mr. Glatstein's first date of employment with the Company.

                                       Year End Option Values
                           -----------------------------------------------------
                                                                Value of
                            Number of Unexercised          In-the-Money Options
                            Options at End of 1998           at End of 1998
                          --------------------------  --------------------------

 Name                     Exercisable  Unexercisable  Exercisable  Unexercisable
-----                     -----------  -------------  -----------  -------------

 Mr. Goldberg                 208,250        106,750  $        --   $        --

 Mr. Eisenschenk               56,944         43,056           --            --

 Mr. Glatstein                 27,500         82,500           --            --


Director Compensation

     The Company pays $200 per month to its non-employee directors. Outside directors who serve on committees of the Board are paid $500 per year. The Company also reimburses directors for travel and related expenses to and from Board of Directors and committee meetings which the directors attend. In 1993 the Board of Directors adopted the Stock Option Plan for Non-Employee Directors (the "Director Plan"), which was approved by the shareholders of the Company at the 1994 Annual Meeting. The plan provides that each non-employee director shall receive an option to purchase 10,000 shares of Common Stock upon initial election as a director and an option to purchase an additional 5,000 shares of Common Stock on the first business day of each year in which he or she remains a director, commencing October 1, 1993.

     Effective May 8, 1998 each new non-employee director will be entitled to receive an option to purchase 15,000 shares of Common Stock upon initial election as a director and an option to purchase an additional 5,000 shares of Common Stock on the first business day of each fiscal year in which he or she remains a director, beginning October 1 of each year. The exercise price of all options under the Director Plan is equal to the Common Stock's closing price on the date of grant. Options granted under the Director Plan (i) are exercisable in full on the date of the grant and (ii) expire five years from the date of the grant. In the event any dividend, distribution, recapitalization, stock split, merger, consolidation, or other event occurs that affects the Company's Common Stock such that an adjustment is deemed appropriate to prevent dilution or enlargement of benefits under the Director Plan, such adjustments may be made to preserve the benefits intended under the Director Plan and such awards. Awards granted under the Director Plan are not transferable.

Employment and Other Agreements

     The Company and Stanley Goldberg entered into an Employment Agreement under which Mr. Goldberg agreed to serve as the Chief Executive Officer of the Company. The agreement, as amended, provides for a minimum annual base compensation payable to Mr. Goldberg of $200,000. In addition, Mr. Goldberg is eligible for an annual bonus of up to 40% of his base salary based on personal and Company performance objectives established by the Company's Board of Directors. The agreement further provides that Mr. Goldberg may be entitled to severance pay in the event Mr. Goldberg's employment with the Company is terminated under certain circumstances. Such severance pay is equal to (i) his base monthly salary at the time of such termination, payable for a period of three years following such termination and offset by any compensation received by Mr. Goldberg after the date eighteen months following such termination from other employment, and (ii) a lump-sum payment equal to the average bonus received by Mr. Goldberg during the three years preceding such termination. The Agreement further provides that if the Company sells substantially all of its assets or a transaction occurs such that the members of the Board of Directors at the time of the transaction do not remain on the Board of Directors after such transaction, the Company shall pay Mr. Goldberg a sale bonus equal to (i) 300% of his annual base salary and (ii) the average bonus paid to Mr. Goldberg for the three years immediately preceding such transaction.

     The Company and Mark G. Eisenschenk also entered into an Employment Agreement under which Mr. Eisenschenk agreed to serve as the Executive Vice President and Chief Financial Officer of the Company. The agreement provides for a minimum annual base compensation payable to Mr. Eisenschenk of $125,000. In addition, Mr. Eisenschenk is eligible for an annual bonus of up to 30% of his base salary based on personal and Company performance objectives established by the Company's Board of Directors. The agreement further provides that Mr. Eisenschenk may be entitled to severance pay in the event Mr. Eisenschenk's employment with the Company is terminated under certain circumstances. Such severance pay is equal to (i) his base monthly salary at the time of such termination, payable for a period of twelve months following such termination and offset by any compensation received by Mr. Eisenschenk after the date six months following such termination from other employment, and (ii) a lump sum payment equal to the average bonus received by Mr. Eisenschenk during the three years preceding such termination. The agreement further provides that if the Company sells substantially all of its assets or a transaction occurs such that the members of the Board of Directors at the time of the transaction do not remain on the Board of Directors after such transaction, the Company shall pay Mr. Eisenschenk a sale bonus equal to (i) 100% of his annual base salary and (ii) the average bonus paid to Mr. Eisenschenk for the three years immediately preceding such transaction.

     In exchange for full-recourse promissory notes and the cancellation of certain incentive stock options, in April 1997, Mr. Goldberg and Mr. Eisenschenk purchased 150,000 and 50,000 shares respectively of the Company's unregistered, restricted Common Stock for a combined purchase price of $262,500. The promissory notes are secured by the stock purchased. Under certain circumstances, as a means of providing a long-term incentive to Mr. Goldberg and Mr. Eisenschenk, the Company may provide bonuses to the two executives sufficient to pay the annual debt service requirements of the promissory notes, which have terms of three and five years, and reimburse the executives for income tax consequences of such bonuses. The Company made no such payments to Mr. Goldberg in either 1998 or 1997. The Company made a payment to Mr. Eisenschenk of $32,175 in 1998 and no payments to him in 1997.

Stock Option Plans

     In 1986, the Board of Directors and the Shareholders of the Company approved the 1986 Employee Incentive Stock Option Plan (the "1986 Plan") which expired on September 17, 1996. As of December 31, 1998, 645,451 shares of Common Stock were subject to outstanding options at a weighted exercise price of $1.3125 per share of which options to purchase 517,502 shares were exercisable as of such date. As of December 31, 1998, a total of twenty employees held options under the 1986 Plan.

     In 1996, the Board of Directors adopted, and in 1997 the shareholders approved, the Verdant Brands, Inc. 1996 Incentive and Stock Option Plan (the "1996 Plan"). As of December 31, 1998, 212,500 shares of Common Stock were subject to outstanding options under the 1996 Plan at a weighted average exercise price of $1.5066 per share, of which options to purchase 65,939 shares were exercisable as of such date. As of December 31, 1998, a total of twenty-six employees held options under the 1996 Plan.

     In connection with the Company's acquisition of Consep, Inc., and under terms of the Agreement and Plan of Merger by and between the Company and Consep, Inc. (the "Merger Agreement"), which was approved by Shareholders of the Company and of Consep at Special Meetings of Shareholders on December 7, 1998, the Company agreed to continue to honor the general terms of Consep's outstanding stock option agreements. The Merger Agreement specified that the Consep's stock option agreements would be reissued under the same original terms, except that they would be exercisable for Verdant Common Stock instead of Consep common stock in amounts equal to 95% of the number of shares as to which options were originally granted by Consep and at exercise prices equal to the exercise prices of the Consep options divided by 0.95.

     As of December 31, 1998, 622,843 shares of Consep common stock were subject to outstanding options under the Consep plans at a weighted average exercise price of $2.22 per share, of which 482,563 shares were exercisable as of that date. The Company is in the process of converting the Consep stock options to Verdant stock options. Had that conversion been completed as of December 31, 1998, 591,700 shares of Verdant Common Stock would have been subject to outstanding options at a weighted average exercise price of $2.33 per share, of which 458,434 shares would have been exercisable as of that date. As of December 31, 1998, fifty-two Consep employees held Consep stock options.

                  SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The following table sets forth certain information as of December 31, 1998, with respect to the beneficial ownership of the Company's Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its outstanding shares, (ii) all directors and nominees for election as directors, (iii) the executive officers named in the executive compensation table and (iv) all officers and directors as a group. Unless noted below, the address of each of the following shareholders is the same as the Company. Such information is based upon information furnished by each owner, including, where applicable, information furnished in a Schedule 13G or 13F filed by such owner with the Securities and Exchange Commission. Percentages are based upon the number of shares of Verdant Brands, Inc. Common Stock outstanding as of December 31, 1998 plus, where applicable, the number of shares that the indicated person and group had a right to acquire within 60 days of such date.


 Name and Address                     Amount and Nature of          Percent
 of Beneficial Owner                  Beneficial Ownership(1)       of Class

 Heartland Advisors, Inc.
 790 North Milwaukee Street
 Milwaukee, WI 53202                          1,311,000                5.1%

 David K. Vansant                             1,125,000                4.2%

 William J. DeMare                            1,125,000                4.2%

 Volker G. Oakey                                487,487                1.8%

 Stanley Goldberg                               397,645                1.5%

 Robert W. Fischer                              112,001                *

 Mark G. Eisenschenk                            111,722                *

 Patrick J. McGinnity, Ph.D.                     72,750                *

 Steven R. Hartmeier                             64,836                *

 Michael R. Goblet                               56,660                *

 John F. Hetterick                               40,000                *

 Donald E. Lovness                               35,550                *

 Scott A. Glatstein                              33,611                *

 Frederick F. Yanni, Jr.                         28,300                *

 Richard Mayo                                    30,000                *

 Franklin Pass, M.D.                             25,000                *

 Gordon F. Stofer                                17,648                *

 Officers and directors as
 a group (16 persons) (1)                     3,763,210                14.1%

--------------------------

*  Less than one percent

(1) The share amounts indicated in the above table include the following:

   (i) Shares which may be acquired by exercising stock options as of December 31, 1998 or within 60 days thereafter: Stanley Goldberg, options to purchase 223,630 shares of Common Stock; Mark G. Eisenschenk, options to purchase 59,722 shares; Michael R. Goblet, options to purchase 50,750 shares; Patrick J. McGinnity, Ph.D., options to purchase 72,750 shares; Scott A. Glatstein, options to purchase 33,611 shares; Steven R. Hartmeier, options to purchase 45,836 shares; and for Volker G. Oakey, options to purchase 189,637 shares.

   (ii) Shares which may be acquired by exercising stock options under the
Director Plan as of December 31, 1998 or within 60 days thereafter:   Robert W.
Fischer, options to purchase 25,000 shares; Donald E. Lovness, options to purchase 25,000 shares; Franklin Pass, M.D., options to purchase 25,000 shares; Frederick F. Yanni, Jr., options to purchase 25,000 shares; John F. Hetterick, options to purchase 25,000 shares; Gordon F. Stofer, options to purchase 5,000 shares; and for Richard Mayo, options to purchase 20,000 shares and warrants to purchase 5,000 shares.

   (iii) For all officers and directors as a group, options and warrants to purchase 830,936 shares of Common Stock which are exercisable within 60 days.


                                  PROPOSAL TWO
                                  ------------

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Deloitte & Touche as the Company's independent auditors for the year ending December 31, 1999 and recommends that the Shareholders ratify that appointment. Deloitte & Touche has served as the Company's independent auditors for the fiscal years ended September 30, 1989 through 1997, the three month period ended December 31, 1997 and the year ended December 31, 1998. Deloitte & Touche has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of Deloitte & Touche will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Shareholders.


          The Board of Directors recommends you vote FOR Proposal Two.
                                                     ---



                                 PROPOSAL THREE
                                 --------------

TO APPROVE AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE PURSUANT TO THE COMPANY'S 1996 EMPLOYEE INCENTIVE STOCK OPTION PLAN BY 750,000.

      In 1996, the Board of Directors adopted the 1996 Employee Incentive Stock Option Plan (the "Plan"), which was approved by the shareholders of the Company at the 1997 Annual Meeting. The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees capable of contributing to the growth and success of the Company, and by offering such employees an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees with those of the Company's shareholders.

     At the time the Company's shareholders approved the Plan, 500,000 shares of Common Stock were reserved for issuance under the Plan. The Company continues to recruit key personnel and believes that stock options or other grants under the Plan are an important element in attracting highly skilled and qualified individuals. In light of the 300% to 400% growth in the number of Company employees since the Plan was put in place, at a meeting of the Board of

Directors on March 18, 1999, the Board of Directors adopted an amendment to the Plan increasing the number of shares of Common Stock reserved for issuance thereunder from 500,000 shares to 1,250,000 shares. A description of the Plan is set forth below.

     The Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee has discretion to select the recipients of options and awards, establish and amend the terms and conditions of each option and award (subject to the provisions of the Plan and the applicable provisions of the Internal Revenue Code), interpret and administer the Plan, and establish Plan rules. Full and part-time employees, members of the Board of Directors, consultants and independent contractors providing valuable services to the Company or any affiliate of the Company are eligible to receive options and awards under the Plan. Options and awards granted under the plan are nontransferable except by will or by the laws of descent and distribution, and are subject to various other conditions and restrictions.

     The Plan provides for the granting of both incentive stock options intended to qualify for preferential treatment under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive options"), and nonqualified options that do not qualify for such treatment ("non-statutory options"). The option price of an incentive option granted under the Plan must not be less than the fair market value of the Company's Common Stock on the date of the grant, and the term of an incentive option must not exceed ten years. For an incentive option granted under the Plan to an optionee who owns capital stock representing more than 10% of the voting rights of the capital stock of the Company and its subsidiaries, however, the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of the grant, and the term must not exceed five years. The Committee may permit grantees of options, subject to such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the exercise of the option or otherwise owned by the optionee) to the Company in payment of the exercise price of the option or to satisfy federal and state tax obligations incurred in connection with the exercise.

     The Plan also provides for restricted stock awards. At the time of an award of restricted stock under the Plan, a restricted period is established for each participant. During the restricted period, the restricted stock may not be transferred, encumbered or sold unless the Committee may otherwise determine. The participant, as owner of such shares, will have the rights of a stockholder, including the right to receive cash dividends and to vote.

     The Committee has the discretion, at the time of grant of any award under the Plan or thereafter, to approve the payment of cash bonuses to any grantee, to be paid upon the time of exercise of an option or receipt of another award, in amounts necessary to fund all or part of the federal or state taxes due as the result of the exercise or receipt.

     The grant of an option under the Plan will result in no tax consequences for the recipient or the Company or any subsidiary employing such individual (the "employer"). The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that the alternative minimum tax may apply), and the employer generally will receive no tax deduction when an incentive stock option is exercised. Upon exercise of a stock option other than an incentive stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the employer will then be entitled to a tax deduction for the same amount. The tax consequences to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or non-statutory stock option. Generally, there will be no tax consequence to the employer in connection with a disposition of shares acquired under an option except that the employer may be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

     With respect to other awards granted under the Plan that are settled either in cash, shares or other property that is either transferable or not subject to a substantial risk of forfeiture, the holder of an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares or other property received (determined as of the date of such settlement) over (b) the amount (if any) paid for such shares or other property by the holder of the award, and the employer will then be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, unless a special tax election is made to recognize ordinary income upon receipt of the awards, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares or other property received

(determined as of the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid by the participant for such shares or other property, and the employer will then be entitled to a deduction for the same amount.

     Special rules apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934. In particular, under current law, shares received pursuant to the exercise of a stock option, other purchase right, or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, unless a special tax election is made, the amount of ordinary income recognized and the amount of the employer's deduction may be determined as of such date.

     As of December 31, 1998, 287,450 shares of Common Stock remain available for future awards under the Plan. The Board of Directors believes that that is an inadequate number of shares if the Company is to continue to attract, retain and motivate qualified employees, and has therefore adopted the proposal to increase the total number of shares available under the Plan by 750,000 shares, to 1,250,000 shares, subject to Shareholder approval.

          The Board of Directors recommends a vote FOR Proposal Three.
                                                   ---



                     PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal by a shareholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431, not later than March 16, 2000 in order for such proposal to be included in the Company's proxy materials relating to the year ending December 31, 1999.



                                        By Order of the Board of Directors,

                                        /s/ Mark G. Eisenschenk

                                        Mark G. Eisenschenk
                                        Secretary

                                        Dated:  April 16, 1999

                                                                      APPENDIX A

                              VERDANT BRANDS, INC.

                      1996 INCENTIVE AND STOCK OPTION PLAN


Section 1.  Purpose.

     The purpose of this 1996 Incentive and Stock Option Plan (the "Plan") is to promote the interests of Ringer Corporation (the "Company") and its shareholders by aiding the Company in attracting and retaining employees and directors capable of contributing to the growth and success of, and providing strategic direction to, the Company, and by offering such employees and directors an opportunity to acquire a proprietary interest in the Company, thereby providing them with incentives to put forth maximum efforts for the success of the Company's business and aligning the interests of such employees and directors with those of the Company's shareholders.

Section 2.  Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Restricted Stock or other award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan, which shall consist of members appointed from time to time by the Board of Directors and shall be composed solely of two or more "non-employee directors" within the meaning of Rule 16b-3, each of whom is an "outside director" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (f) "Company" shall mean Ringer Corporation, a Minnesota corporation, and any successor corporation.

     (g) "Eligible Person" shall mean any employee, officer, director, consultant or independent contractor providing services to the Company or any Affiliate.

     (h) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

     (i) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as the Committee shall establish in good faith from time to time. Where there is a public market for the Shares, the fair market value per Share on a given date shall be the closing price of a Share in the over-the-counter market on such date, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq")) or, in the event the Shares are traded on the Nasdaq National Market ("NMS") or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on such date, as reported in The Wall Street Journal; if such market or exchange is not open for trading on such date, the Fair Market Value shall be determined as of the day closest to such date when such market or exchange is open for trading.

     (j) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (k)    "Non-Qualified Stock Option" shall mean an option granted under
Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (l) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option, and shall include Reload Options.

     (m) "Other Stock Grant" shall mean any right granted under Section 6(c) of the Plan.

     (n) "Participant" shall mean an Eligible Person whom the Committee designates to receive an Award under the Plan.

     (o) "Person" shall mean any individual, corporation, partnership, association or trust.

     (p) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

     (q) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

     (r) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

Section 3.  Administration.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Award; (iv) determine the terms and conditions of any Award or Award Agreement;

(v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Delegation. The Committee may delegate its powers and duties under the Plan to one or more officers of the Company or any Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code to the extent required by such Section.

     (c) Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board of Directors may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.  Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the aggregate number of Shares which may be issued under all Awards under the Plan shall be 500,000. Shares to be issued under the Plan shall be authorized but previously unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the

Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and
(iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5.  Eligibility.

     Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.  Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                 (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                (ii) Option Term. The term of each Option shall be fixed by the Committee; provided, however, that the term of an Incentive Stock Option may not extend more than ten years from the date of grant of such Incentive Stock Option.

               (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

               (iv) Certain Options to be Treated as Non-Qualified Stock Options. If the aggregate Fair Market Value of all Shares subject to Incentive Stock Options granted to a Participant under all plans of the Company and its parent and subsidiary corporations (as described in Section 422(d) of the Code) that are exercisable for the first time during any calendar year exceeds $100,000 at the time an Option is granted to such Participant, then such Option shall be treated as an Option that does not qualify as an Incentive Stock Option.

               (v) Ten Percent Shareholder Rule. Notwithstanding any other provision in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan to a Participant who owns, directly or indirectly (within the meaning of Section 424(d) of the Code), Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, then any Incentive Stock Option to be granted to such Participant pursuant to the Plan shall satisfy the requirements of
          Section 422(c)(5) of the Code, and the exercise price of such Option shall be not less than 110% of the Fair Market Value of the Shares covered, and such Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

               (vi) Option Limitations Under the Plan For Purposes of Section 162(m). No Eligible Person who is an employee of the Company at the time of grant may be granted any Option, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Option, covering more than 500,000 Shares in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any Option representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code to the extent required by such Section.

     (b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

           (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or on the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

           (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and become authroized but unissued Shares; provided, however, that the Committee, when it finds that a waiver would be in the best interests of the Company, may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

     (c) Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan and any applicable Award Agreement, to grant to Participants Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law.

     (d)     General.
             -------

            (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

           (ii) Grant of Additional Awards. An Eligible Person who has been granted an Award under this Plan may be granted additional Awards under the Plan if the Committee shall so determine.

          (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

           (iv) Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

            (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee and the Committee shall be under no duty to provide terms of like duration for Awards granted under the Plan.

           (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are quoted on Nasdaq, traded on NMS or listed on a stock exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for quotation or trading on NMS or such stock exchange.

Section 7.  Income Tax Withholding; Tax Bonuses.

     (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, all of which are and shall remain the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of the federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 8.  General Provisions.

     (a) No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee or director of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or directorship at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment or directorship free from any liability or any claim under the Plan, except as otherwise expressly provided in the Plan or in any Award Agreement.

     (e) Governing Law. The validity, construction and effect of the Plan or of any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

     (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee or the Board of Directors, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be so construed or deemed amended without, in the determination of the Committee or the Board of Directors, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

Section 9.  Amendment and Termination; Adjustments.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would:

          (i) violate the rules or regulations of Nasdaq, NMS or any stock exchange that are applicable to the Company; or

         (ii) cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.

     (c) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 10.  Effective Date; Term.

     (a) Effective Date. The Plan shall be effective as of November 25, 1996 (the "Effective Date"); provided, however, that if the Company's shareholders do not approve the Plan at the next meeting of Shareholders, the Plan shall be null and void and all Awards granted prior to the date of such Special Meeting shall be of no force or effect.

     (b) Term. Awards shall be granted under the Plan only during a 10-year period beginning on the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, however, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

________________

                                     PROXY
                              Verdant Brands, Inc.
                       9555 James Avenue South, Suite 200
                          Bloomington, Minnesota 55431
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated April 16, 1999 appoints Stanley Goldberg and Mark Eisenschenk proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designed below, all shares of Common Stock of Verdant Brands, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Verdant Brands, Inc. to be held on Tuesday, May 25, 1999 at the offices of Verdant at 9555 James Avenue South, Suite 200, Bloomington, Minnesota 55431 at 3:30 p.m. local time. Each of the matters set forth below has been proposed by the Company.

1.  ELECTION OF DIRECTORS

    [ ]   FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote for
          (except as marked to the
          contrary below) all nominees
          listed below

  (Instruction: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)
   Stanley Goldberg, Gordon F. Stofer, Robert W. Fischer, Donald E. Lovness,
    Franklin Pass, Frederick F. Yanni, Jr., John F. Hetterick, Richard Mayo and Volker G. Oakey

2.  RATIFICATION OF INDEPENDENT AUDITORS

    [ ] FOR the ratification of Deloitte & Touche as the Company's independent auditors for the year ending December 31, 1999

    [ ] WITHHOLD AUTHORITY to vote for the ratification of Deloitte & Touche as the Company's independent auditors for the year ending
        December 31, 1999


3. PROPOSAL TO APPROVE INCREASING THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1996 INCENTIVE STOCK OPTION PLAN BY 750,000.

    [ ]  FOR                    [ ]  AGAINST               [ ]  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR all of the above items.

     PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.

     Please sign exactly as your name appears hereon. Jointly owned shares will be voted as directed if one owner signs unless another owner instructs to the contrary, in which case the shares will not be voted. If signing in a representative capacity, please indicate title and authority.

Date:     ______________________________, 1999

Signature:________________________________________